SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

                                   --------
                   Deutsche MLP & Energy Infrastructure Fund




The following information supplements the existing similar disclosure in the "FEES AND EXPENSES OF THE FUND" section of the fund's summary prospectus:



The Advisor has contractually agreed through September 30, 2017 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and dividend expenses on short sales) at 1.65%, 2.40%, 1.40% and 1.50% for Class A, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.

               Please Retain This Supplement for Future Reference


February 28, 2017
PROSTKR-766

                                                   Deutsche
                                                   Asset Management [DB Logo]